Exhibit 10.7

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT (the "Agreement"), made in Hingham, Massachusetts as of the 15th day of March, 2005, between Pathogenics, Inc. a Delaware corporation having its executive offices and principal place of business at 99 Derby Street, Suite 200, Hingham, Massachusetts 02043 (the "Company"), and Frederic P. Zotos, Esq., an individual currently residing at 1623 Avalon Drive, Hull, Massachusetts 02045 ("Employee").

     WHEREAS, the Company desires to employ Employee, and Employee desires to accept such employment on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements hereinafter set forth, the Company and Employee agree as follows:

     1.     Term.
            -----

     The term of this Agreement shall be period commencing on February 18, 2001 and ending on the date Employee's employment is terminated in accordance with the terms hereof (the "Term").

     2.     Employment.
            -----------

          (a)  Employment  by the Company. Employee agrees to be employed by the
               --------------------------
Company during the Term upon the terms and subject to the conditions set forth in this Agreement. Employee shall serve as the President and CEO of the Company and shall have such duties as may be prescribed by the Company and shall serve in such other and/or additional position(s) as the Company may determine from time to time.

          (b)  Performance  of  Duties.  Throughout  the  Term,  Employee  shall
               -----------------------
faithfully and diligently perform Employee's duties in conformity with the directions of the Company and serve the Company to the best of Employee's ability. Until otherwise determined by the Company, Employee shall have the title of President and CEO of the Company, and in such capacity shall be responsible for such duties as may be assigned by the Company and shall initially report to the Board of Directors of the Company.

          (c)  Place  of  Performance.  Employee shall be based initially at the
               ----------------------
Company's offices in Hingham, Massachusetts or such other location(s) as the Company may determine. Throughout the Term, Employee shall maintain Employee's personal residence within reasonable access to Employee's place of employment.

     3.     Compensation  and  Benefits.
            ----------------------------

          (a)  Base  Salary. The Company agrees to pay to Employee a base salary
               ------------
("Base Salary") at the annual rate of $200,000, payable in equal installments consistent with the Company's payroll practices. Notwithstanding the forgoing, the Employee may choose to defer and accrue a portion of the Base Salary. The salary deferral and accrual shall end and Company will pay the Employee in full the deferred and accrued salary amount hereunder upon the earlier of either the Employee's own determination, the Employee's termination of employment by the Company as provided in Section 4(d) of this Agreement, or the expiration of the Term of this Agreement.

          (b)  Bonus.  The  Company  shall  pay to Employee an annual bonus (the
               -----
"Bonus") in an amount to be determined by Compensation Committee of the Board of Directors in its discretion. In addition, Employee shall be entitled to participate in any bonus or other incentive programs as may be established by the Company.

          (c)  Benefits  and  Perquisites.  Employee  shall  be  entitled  to
               --------------------------
participate in, to the extent Employee is otherwise eligible under the terms thereof, the benefit plans and programs, and receive the benefits and perquisites, generally provided to the Company's employees, including without limitation family medical insurance and life insurance. Employee shall be entitled to six weeks of vacation per year.

          (d)  Travel and Business Expenses. Upon submission of itemized expense
               ----------------------------
statements in the manner specified by the Company, Employee shall be entitled to reimbursement for reasonable travel and other reasonable business expenses duly incurred by Employee in the performance of Employee's duties under this Agreement in accordance with the policies and procedures established by the Company from time to time for employees of the Company.

          (e)  No  Other Compensation or Benefits; Payment. The compensation and
               -------------------------------------------
benefits specified in this Section 3 and in Section 4 of this Agreement shall be in lieu of any and all other compensation and benefits. Payment of all compensation and benefits to Employee hereunder shall be made in accordance with the relevant Company policies in effect from time to time to the extent the same are consistently applied, including normal payroll practices, and shall be subject to all applicable employment and withholding taxes and other withholdings.

          (f)  Cessation  of Employment. In the event Employee shall cease to be
               ------------------------
employed by the Company for any reason, then Employee's compensation and benefits shall cease on the date of such event, except as otherwise provided herein or in any applicable employee benefit plan or program.

     4.     Termination  of  Employment.
            ----------------------------

          (a)  Termination.  The Company may terminate Employee's employment for
               -----------
Cause (as defined below) or for any breach of this Agreement, in which case the provisions of Section 4(b) of this Agreement shall apply. The Company may also terminate Employee's employment in the event of Employee's Disability (as defined below), in which case the provisions of Section 4(c) of this Agreement shall apply. The Company may also terminate the Employee's employment for any other reason by written notice to Employee, in which case the provisions of
Section 4(d) of this Agreement shall apply. If Employee's employment is terminated by reason of Employee's death, retirement or voluntary resignation, the provisions of Section 4(b) of this Agreement shall apply.

          (b) Termination for Cause; Termination by Reason of Death or Retirement or Voluntary Resignation. In the event that Employee's employment hereunder is terminated during the Term (x) by the Company for Cause (as defined below), (y) by reason of Employee's death or retirement or (z) by reason of Employee's voluntary resignation, then the Company shall pay to Employee only the Base Salary through such date of termination. For purposes of this Agreement, "Cause" shall mean (i) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) engaging in any substantiated act involving moral turpitude; (iii) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (iv) gross neglect or misconduct in the performance of Employee's duties hereunder; (v) willful failure or refusal to perform such duties as may reasonably be delegated to Employee; or (vi) material breach of any provision of this Agreement by Employee; provided, however, that with respect to clauses (iv), (v) or (vi), Employee shall have received written notice from the Company setting forth the alleged act or failure to act constituting "Cause" hereunder, and Employee shall not have cured such act or refusal to act within 10 business days of his actual receipt of notice.

          (c)  Disability.  If,  as  a  result  of  Employee's incapacity due to
               ----------
physical or mental illness, Employee shall have been absent from Employee's duties hereunder on a full time basis for either (i) one hundred twenty (120) days within any three hundred sixty-five (365) day period, or (ii) ninety (90) consecutive days, the Company may terminate Employee's employment hereunder for "Disability". In that event, the Company shall pay to Employee only the Base Salary through such date of termination. During any period that Employee fails to perform Employee's duties hereunder as a result of incapacity due to physical or mental illness (a "Disability Period"), Employee shall continue to receive the compensation and benefits provided by Section 3 of this Agreement until Employee's employment hereunder is terminated; provided, however, that the
                                                    --------   -------
amount of compensation and benefits received by Employee during the Disability Period shall be reduced by the aggregate amounts, if any, payable to Employee under disability benefit plans and programs of the Company or under the Social Security disability insurance program.

          (d)  Termination  By  Company  For Any Other Reason. In the event that
               ----------------------------------------------
Employee's employment hereunder is terminated by the Company during the Term for any reason other than as provided in Section 4(b) or 4(c) of this Agreement, then the Company shall pay to Employee the Base Salary through such date of termination and, in lieu of any further compensation and benefits for the balance of the Term, severance pay equal to the Base Salary that Employee would have otherwise received during the period beginning on such date of termination and ending twelve (12) months from the effective date of such termination, which severance pay shall be paid commencing with such date of termination at the times and in the amounts such Base Salary would have been paid. Notwithstanding the forgoing, the Company shall also pay the Employee in full any deferred and accrued salary owed under Section 3(a) of this Agreement. Notwithstanding anything to the contrary contained herein, in the event that Employee shall breach Section 5 or 6 of this Agreement, in addition to any other remedies the Company may have in the event Employee breaches this Agreement, the Company's obligation pursuant to this Section 4(d) to continue such salary shall cease and Employee's rights thereto shall terminate and shall be forfeited.

          (e)  No  Further  Liability;  Release. Payment made and performance by
               --------------------------------
the Company in accordance with this Section 4 shall operate to fully discharge and release the Company and its directors, officers, employees, subsidiaries, affiliates, stockholders, successors, assigns, agents and representatives from any further obligation or liability with respect to Employee's employment and termination of employment. Other than paying Employee's Base Salary through the date of termination of Employee's employment and making any severance payment pursuant to and in accordance with this Section 4 (as applicable), the Company and its directors, officers, employees, subsidiaries, affiliates, stockholders, successors, assigns, agents and representatives shall have no further obligation or liability to Employee or any other person under this Agreement. The Company shall have the right to condition the payment of any severance pursuant to this
Section 4 upon the delivery by Employee to the Company of a release in form and substance satisfactory to the Company of any and all claims Employee may have against the Company and its directors, officers, employees, subsidiaries, affiliates, stockholders, successors, assigns, agents and representatives arising out of or related to Employee's employment by the Company and the termination of such employment.

     5.     Exclusive  Employment;  Noncompetition.
            ---------------------------------------

          (a)  No  Conflict. During the period of Employee's employment with the
               ------------
Company, Employee shall not engage in any business activity which conflicts or interferes with or derogates from the performance of Employee's duties hereunder;  provided,  however,  that  Employee  shall be entitled to manage his
            --------   -------
personal investments and otherwise attend to personal affairs, including charitable activities, in a manner that does not unreasonably interfere with his responsibilities hereunder.

          (b)  No Competition. Employee recognizes the highly competitive nature
               --------------
of the Company's business and that Employee's position with the Company and access to and use of the Company's confidential records and proprietary information renders Employee special and unique. Without limiting the generality of the provisions of Section 2(b) or 5(a) of this Agreement, during the Term and for a period of one year after the termination of Employee's employment with the Company for any reason, Employee shall not, directly or indirectly, own, manage, operate, join, control, participate in, invest in or otherwise be connected or associated with, in any manner, including as an officer, director, employee, independent contractor, stockholder, member, partner, consultant, advisor, agent, proprietor, trustee or investor, any Competing Business located in the United States; provided, however, that ownership of 2% or less of the stock or
                 --------  -------
other securities of a corporation, the stock of which is listed on a national securities exchange or is quoted on The Nasdaq Stock Market, shall not constitute a breach of this Section 4, so long as Employee does not in fact have the power to control, or direct the management of, or is not otherwise associated with, such corporation.

     For purposes hereof, the term "Competing Business" shall mean any business or venture which, directly or indirectly, engages in a business that competes with the business of any Related Entity. The term Related Entity shall include all operating subsidiaries of the Company and all other business entities in which the Company has an ownership interest, together with all affiliates thereof.

          (c)  No  Solicitation  of Employment. During the Term and for a period
               -------------------------------
of two years thereafter, Employee shall not solicit or encourage any employee of the Company or any Related Entity to leave the Company or such Related Entity for any reason, nor assist any business in doing so, nor employ such an employee in a Competing Business or any other business.

          (d)  Company  Customers. Employee shall not, during the Term and for a
               ------------------
period of one year thereafter, except as required by the Company in the performance by Employee of his duties under this Agreement, directly or indirectly, on behalf of a Competing Business, contact, solicit or do business with any "customers" (as defined below) of any Related Entity for the purpose of selling or licensing any product, service, or technology then sold or licensed by such Related Entity the Company or proposed to be sold or licensed by such Related Entity. For the purposes of the provisions of this Section 5(d), "customer" shall include any entity that, within two years prior to the termination of Employee's employment hereunder, purchased or licensed any product, service, or technology from such Related Entity. The term "customer" also includes any former customer or potential customer of a Related Entity which the Related Entity has solicited within two years prior to the termination of Employee's employment hereunder for the purpose of selling or licensing any product, service, or technology then sold or licensed by the Company or proposed to be sold or licensed.

          (e) Employee understands that the provisions of this Section 5 may limit his ability to earn a livelihood in a business that competes with the business of the Related Entities but nevertheless agrees and hereby acknowledges that the consideration provided under this Agreement is sufficient to justify the restrictions contained in such provisions. In consideration thereof and in light of Employee's education, skills and abilities, Employee agrees that he will not assert in any forum that such provisions prevent him from earning a living or otherwise are void or unenforceable or should be held void or unenforceable.

     6.     Confidential  Information.
            --------------------------

          (a)  Existence  of  Confidential  Information.  The  Company  and each
               ----------------------------------------
Related Entity owns and has developed and compiled, and will develop and compile, certain proprietary techniques and confidential information which have great value to its business (referred to in this Agreement, collectively, as "Confidential Information"). Confidential Information includes not only information disclosed by the Company or any Related Entity to Employee, but also information developed or learned by Employee during the course or as a result of employment with the Company, which information shall be the property of the Company or the applicable Related Entity. Confidential Information includes all information that has or could have commercial value or other utility in the businesses in which the Company or any Related Entity is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of the Company or any Related Entity, whether or not such information is specifically labeled as Confidential Information by such entity. By way of example and without limitation, Confidential Information includes any and all information developed, obtained, licensed by or to or owned by the Company or any Related Entity concerning trade secrets, techniques, know-how (including designs, plans, procedures, merchandising, marketing, distribution and warehousing know-how, processes, and research records), software, computer programs and designs, development tools, all proprietary property, and any other intellectual property created, used or sold (through a license or otherwise) by the Company or a Related Entity, electronic data information know-how and processes, innovations, discoveries, improvements, research, development, test results, reports, specifications, data, formats, marketing data and plans, business plans, strategies, forecasts, unpublished financial information, orders, agreements and other forms of documents, price and cost information, merchandising opportunities, expansion plans, budgets, projections, customer, supplier, licensee, licensor and subcontractor identities, characteristics, agreements and operating procedures, and salary, staffing and employment information.

          (b)  Protection of Confidential Information. Employee acknowledges and
               --------------------------------------
agrees that in the performance of Employee's duties hereunder the Company and the Related Entities may disclose to and entrust Employee with Confidential Information which is the exclusive property of such entities and which Employee may possess or use only in the performance of Employee's duties to the Company. Employee also acknowledges that Employee is aware that the unauthorized disclosure of Confidential Information, among other things, may be prejudicial to the Company's interests or those of a Related Entity, an invasion of privacy and an improper disclosure of trade secrets. Employee shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any corporation, partnership or other entity, individual or other third party, other than in the course of Employee's assigned duties and for the benefit of the Company, any Confidential Information, either during the Term or thereafter. In the event Employee desires to publish the results of Employee's work for or experiences with the Company or any Related Entity through literature, interviews or speeches, Employee will submit requests for such interviews or such literature or speeches to the Chief Executive Officer of the Company at least fourteen (14) days before any anticipated dissemination of such information for a determination of whether such disclosure is in the best interests of the Company, including whether such disclosure may impair trade secret status or constitute an invasion of privacy. Employee agrees not to publish, disclose or otherwise disseminate such information without the prior written approval of the Chief Executive Officer of the Company.

          (c) Delivery of Records, Etc. In the event Employee's employment with the Company ceases for any reason, Employee will not remove from the Company's premises without its prior written consent any records (written or electronic), files, drawings, documents, equipment, materials and writings received from, created for or belonging to the Company or any Related Entity, including those which relate to or contain Confidential Information, or any copies thereof. Upon request or when employment with the Company terminates, Employee will immediately deliver the same to the Company.

     7.     Assignment  and  Transfer.
            --------------------------

     (a)     Company.  This  Agreement  shall  inure  to  the  benefit of and be
             -------
enforceable by, and may be assigned by the Company to, any purchaser of all or substantially all of the Company's business or assets, any successor to the Company or any assignee thereof (whether direct or indirect, by purchase, merger, consolidation or otherwise).

          (b)  Employee.  Employee's rights and obligations under this Agreement
               --------
shall not be transferable by Employee by assignment or otherwise, and any purported assignment, transfer or delegation thereof shall be void; provided,
                                                                       ---------
however,  that  if  Employee  shall  die,  all  amounts then payable to Employee
-------
hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there be no such designee, to Employee's estate.

     8.     Miscellaneous.
            --------------

          (a)  Other  Obligations. Employee represents and warrants that neither
               ------------------
Employee's employment with the Company nor Employee's performance of Employee's obligations hereunder will conflict with or violate or otherwise are inconsistent with any other obligations, legal or otherwise, which Employee may have. Employee covenants that he shall perform his duties hereunder in a professional manner and not in conflict or violation, or otherwise inconsistent with other obligations legal or otherwise, which Employee may have.

          (b)  Nondisclosure; Other Employers. Employee will not disclose to the
               ------------------------------
Company, or use, or induce the Company to use, any proprietary information, trade secrets or confidential business information of others. Employee represents and warrants that Employee does not possess any property, proprietary information, trade secrets and confidential business information belonging to all prior employers.

          (c)  Cooperation. Following termination of employment with the Company
               -----------
for any reason, Employee shall cooperate with the Company, as requested by the Company, to affect a transition of Employee's responsibilities and to ensure that the Company is aware of all matters being handled by Employee.

          (d)  No  Duty to Mitigate. Employee shall be under no duty to mitigate
               --------------------
any losses or damage to the Company with respect to any severance or other amounts payable pursuant to Section 4 of this Agreement.

          (e)  Protection  of  Reputation.  During  the  Term  and  thereafter,
               --------------------------
Employee agrees that he will take not action which is intended, or would reasonably be expected, to harm the Company or its reputation or which would reasonably be expected to lead to unwanted or unfavorable publicity to the Company.

          (f)  Governing  Law. This Agreement shall be governed by and construed
               --------------
in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to principles of the conflict of laws thereof.

          (g)  Jurisdiction;  Forum.  Each  party hereto consents and submits to
               --------------------
the jurisdiction of any state or federal court sitting in the Commonwealth of Massachusetts, City of Boston, and County of Suffolk in connection with any dispute arising out of or relating to this Agreement. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment.

          (h)  Waiver  of  Jury  Trial.  Each  of the parties hereto irrevocably
               -----------------------
waives any and all right to trial by jury with respect to any action, claim or other proceeding arising out of or relating to this Agreement.

          (i)  Entire  Agreement.  This  Agreement  (including  all exhibits and
               -----------------
schedules hereto) contains the entire agreement and understanding between the parties hereto in respect of Employee's employment and supersedes, cancels and annuls any prior or contemporaneous written or oral agreements, understandings, commitments and practices between them respecting Employee's employment, including all prior employment agreements, if any, between the Company and Employee, which agreement(s) hereby are terminated and shall be of no further force or effect.

          (j)  Amendment.  This Agreement may be amended only by a writing which
               ---------
makes express reference to this Agreement as the subject of such amendment and which is signed by Employee and, on behalf of the Company, by its duly authorized officer.

          (k)  Severability.  If  any  term, provision, covenant or condition of
               ------------
this Agreement or part thereof, or the application thereof to any person, place or circumstance, shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful. In this regard, Employee acknowledges that the provisions of Sections 5 and 6 of this Agreement are reasonable and necessary for the protection of the Company.

          (l)  Construction.  The  headings  and  captions of this Agreement are
               ------------
provided for convenience only and are intended to have no effect in construing or interpreting this Agreement. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the Company or Employee. The use herein of the word "including," when following any general provision, sentence, clause, statement, term or matter, shall be deemed to mean "including, without limitation." As used herein, "Company" shall mean the Company and its subsidiaries and any purchaser of, successor to or assignee (whether direct or indirect, by purchase, merger, consolidation or otherwise) of all or substantially all of the Company's business or assets which is obligated to perform this Agreement by operation of law, agreement pursuant to Section 7 of this Agreement or otherwise. As used herein, the words "day" or "days" shall mean a calendar day or days.

          (m)  Nonwaiver.  Neither  any  course  of  dealing  nor any failure or
               ---------
neglect of either party hereto in any instance to exercise any right, power or privilege hereunder or under law shall constitute a waiver of any other right, power or privilege or of the same right, power or privilege in any other instance. All waivers by either party hereto must be contained in a written instrument signed by the party to be charged and, in the case of the Company, by its duly authorized officer.

          (n)  Remedies  for  Breach.  The parties hereto agree that Employee is
               ---------------------
obligated under this Agreement to render personal services during the Term of a special, unique, unusual, extraordinary and intellectual character, thereby giving this Agreement special value, and, in the event of a breach or threatened breach of any covenant of Employee herein, the injury or imminent injury to the value and the goodwill of the Company's business could not be reasonably or adequately compensated in damages in an action at law. Accordingly, Employee expressly acknowledges that the Company shall be entitled to specific performance, injunctive relief or any other equitable remedy against Employee, without the posting of a bond, in the event of any breach or threatened breach of any provision of this Agreement by Employee (including, without limitation, Sections 5 and 6). Without limiting the generality of the foregoing, if Employee breaches or threatens to breach Section 5 or 6 of this Agreement, such breach or threatened breach will entitle the Company, without posting of bond, to an injunction prohibiting (i) Employee from disclosing any Confidential Information to any Competing Business; (ii) such Competing Business from receiving from Employee or using any such Confidential Information; and (iii) Employee from, indirectly or directly, owning, managing, operating, joining, controlling, participating in, investing in or otherwise being connected or associated with, in any manner, any such Competing Business. The rights and remedies of the parties hereto are cumulative and shall not be exclusive, and each such party shall be entitled to pursue all legal and equitable rights and remedies and to secure performance of the obligations and duties of the other under this Agreement, and the enforcement of one or more of such rights and remedies by a party shall in no way preclude such party from pursuing, at the same time or subsequently, any and all other rights and remedies available to it.

          (o)  Notices.  Any  notice,  request,  consent or approval required or
               -------
permitted to be given under this Agreement or pursuant to law shall be sufficient if in writing, and if and when sent by certified or registered mail, return receipt requested, with postage prepaid, to Employee's residence (as reflected in the Company's records or as otherwise designated by Employee on thirty (30) days' prior written notice to the Company) or to the Company's principal Employee office, attention: President, as the case may be. All such notices, requests, consents and approvals shall be effective upon being deposited in the United States mail. However, the time period in which a response thereto must be given shall commence to run from the date of receipt on the return receipt of the notice, request, consent or approval by the addressee thereof. Rejection or other refusal to accept, or the inability to deliver because of changed address of which no notice was given as provided herein, shall be deemed to be receipt of the notice, request, consent or approval sent.

          (p)  Assistance  in  Proceedings,  Etc.  Employee  shall,  without
               ---------------------------------
additional compensation, during and after expiration of the Term, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any legal or quasi-legal proceeding, including any external or internal investigation, involving the Company or any of its affiliates or in which any of them is, or may become, a party.

          (q)  Survival.  Cessation or termination of Employee's employment with
               --------
the Company shall not result in termination of this Agreement. The respective obligations of Employee and rights and benefits afforded to the Company as provided in this Agreement shall survive cessation or termination of Employee's employment hereunder.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized and Employee has duly executed this Agreement, all as of the date and year first written above.

PATHOGENICS,  INC.                            EMPLOYEE:

By:   /s/ Frederic P. Zotos                   /s/ Frederic P. Zotos
     ------------------------------------     --------------------------------
     Frederic  P.  Zotos                      Frederic  P.  Zotos,  Esq.
     President  &  CEO